                                                                    Exhibit 99.7


(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
--------------------------------------------------------------------------------


                               ABS NEW TRANSACTION



                             COMPUTATIONAL MATERIALS


                         $[1,375,886,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC3



                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE



                                   MAY 5, 2004


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     COLLATERAL SUMMARY
--------------------------------------------------------------------------------

FULL DOC

                                                                                % OF
                                             WTD                                LOANS                                         WTD
             % 2-4                           AVG    WTD     WTD    WTD          WITH              AVERAGE                     AVG
             FAMILY          OCCUPANCY      GROSS   AVG     AVG    AVG  % 2-28  SILENT             LOAN        AGGREGATE     GROSS
PURPOSE       HOMES  % MH     STATUS        COUPON  FICO    DTI    LTV    IO    2NDS    # LOANS   BALANCE       BALANCE      MARGIN
-------       -----  ----     ------        ------  ----    ---    ---    --    ----    -------   -------       -------      ------
                           OwnOcc(95.91%),
Refinance -                Inv(3.63%),
Cashout       3.84   0.53  Sec(0.46%)       7.245   606   39.68  82.15    3.15   11.06    1,649  174,529.09  287,798,461.40   6.229
                           OwnOcc(95.21),
                           Inv(3.34),
Purchase      5.55   0.09  Sec(1.45)        7.230   650   39.52  85.37   11.98   55.50    1,959  146,512.23  287,017,457.45   5.744
                           OwnOcc(95.26),
Refinance -                Inv(4.25),
Rate Term     5.57   0.52  Sec(0.49)        7.258   608   39.06  82.76    4.03   11.63      616  166,381.28  102,490,871.11   6.303
                           OWNOCC(95.51%),
                           INV(3.60%),
TOTAL:        4.83   0.34  SEC(0.89%)       7.241   625   39.52  83.61    7.03   29.98    4,224  160,347.25  677,306,789.96   6.023


FULL-ALT DOC


                                                                                % OF
                                             WTD                                LOANS                                         WTD
             % 2-4                           AVG    WTD     WTD    WTD          WITH              AVERAGE                     AVG
             FAMILY          OCCUPANCY      GROSS   AVG     AVG    AVG  % 2-28  SILENT             LOAN        AGGREGATE     GROSS
PURPOSE       HOMES  % MH     STATUS        COUPON  FICO    DTI    LTV    IO    2NDS    # LOANS   BALANCE       BALANCE      MARGIN
-------       -----  ----     ------        ------  ----    ---    ---    --    ----    -------   -------       -------      ------
                           OwnOcc(91.16%),
Refinance -                Inv(7.00%),
Cashout       1.67   0.00  Sec(1.84%)       7.053   635   35.08  82.16    6.44   19.54      148  256,700.29   37,991,642.50   5.886
                           OwnOcc(81.55),
                           Inv(15.92),
Purchase      5.69   0.00  Sec (2.53)       7.234   651   35.03  85.67    6.57   45.10      158  189,078.12   29,874,343.55   5.816
Refinance -                OwnOcc(94.33),
Rate Term     6.45   0.00  Inv(5.67)        7.013   625   32.97  81.95    0.00   21.93       53  183,110.39    9,704,850.62   5.824
                           OWNOCC(87.85%),
                           INV(10.27%),
TOTAL:        3.82   0.00  SEC(1.88%)       7.118   640   34.79  83.48    5.68   29.68      359  216,074.75   77,570,836.67   5.851


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     COLLATERAL SUMMARY
--------------------------------------------------------------------------------


LIMITED DOC


                                                                                % OF
                                             WTD                                LOANS                                         WTD
             % 2-4                           AVG    WTD     WTD    WTD          WITH              AVERAGE                     AVG
             FAMILY          OCCUPANCY      GROSS   AVG     AVG    AVG  % 2-28  SILENT             LOAN        AGGREGATE     GROSS
PURPOSE       HOMES  % MH     STATUS        COUPON  FICO    DTI    LTV    IO    2NDS    # LOANS   BALANCE       BALANCE      MARGIN
-------       -----  ----     ------        ------  ----    ---    ---    --    ----    -------   -------       -------      ------
                           OwnOcc(91.72%),
                           Sec(5.31%),
Purchase      2.93   0.00  Inv(2.97%)       7.061   656   35.81  85.03   18.28   59.86      240  190,975.99   45,834,236.78   5.834
                           OwnOcc(92.41),
Refinance -                Sec(4.74),
Cashout       1.72   0.00  Inv(2.86)        7.338   618   35.91  82.84    6.88   24.40      165  225,160.80   37,151,532.49   6.215
Refinance -                OwnOcc(94.87),
Rate Term     6.17   0.00  Inv(5.13)        7.144   628   39.07  82.01    6.79   30.53       56  211,498.68   11,843,926.11   5.777
                           OWNOCC(92.38%),
                           SEC(4.42%),
TOTAL:        2.86   0.00  INV(3.20%)       7.180   638   36.26  83.79   12.38   42.30      461  205,704.33   94,829,695.38   5.975

LITE DOC

                                                                                % OF
                                             WTD                                LOANS                                         WTD
             % 2-4                           AVG    WTD     WTD    WTD          WITH              AVERAGE                     AVG
             FAMILY          OCCUPANCY      GROSS   AVG     AVG    AVG  % 2-28  SILENT             LOAN        AGGREGATE     GROSS
PURPOSE       HOMES  % MH     STATUS        COUPON  FICO    DTI    LTV    IO    2NDS    # LOANS   BALANCE       BALANCE      MARGIN
-------       -----  ----     ------        ------  ----    ---    ---    --    ----    -------   -------       -------      ------
                           OwnOcc(95.07%),
                           Inv(2.68%),
Purchase      2.51   0.00  Sec(2.25%)       7.347   659    38.8  84.83    7.24   57.59      259  154,403.07   39,990,396.07   5.891
Refinance -                OwnOcc(93.42),
Cashout       7.36   0.00  Inv(6.58)        7.495   622   37.49  83.29    7.09   15.17       91  212,785.75   19,363,503.46   6.513
Refinance -                OwnOcc(96.87),
Rate Term     8.69   0.00  Inv(3.13)        7.072   636   38.14  83.77    0.00   15.64       30  190,699.60    5,720,987.94   5.934
                           OWNOCC(94.74%),
                           INV(3.88%),
TOTAL:        4.49   0.00  SEC(1.38%)       7.367   646   38.35  84.28    6.56   41.28      380  171,249.70   65,074,887.47   6.084



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     COLLATERAL SUMMARY
--------------------------------------------------------------------------------


STATED

                                                                                % OF
                                             WTD                                LOANS                                         WTD
             % 2-4                           AVG    WTD     WTD    WTD          WITH              AVERAGE                     AVG
             FAMILY          OCCUPANCY      GROSS   AVG     AVG    AVG  % 2-28  SILENT             LOAN        AGGREGATE     GROSS
PURPOSE       HOMES  % MH     STATUS        COUPON  FICO    DTI    LTV    IO    2NDS    # LOANS   BALANCE       BALANCE      MARGIN
-------       -----  ----     ------        ------  ----    ---    ---    --    ----    -------   -------       -------      ------

                           OwnOcc(91.81%),
Refinance -                Inv(6.91%),
Cashout       7.20   0.37  Sec(1.28%)       6.982   634   37.55  74.83    0.00    4.53      569  210,767.73  119,926,837.57   5.999
                           OwnOcc(80.18),
                           Inv(15.81),Sec
Purchase     10.51   0.70  (4.00)           7.124   659   37.48  80.79    0.79   14.61      204  191,006.56   38,965,337.48   6.120
Refinance -                OwnOcc(93.80),
Rate Term     7.41   0.00  Inv(6.20)        7.082   630    37.1  75.63    0.00    3.69      175  211,879.65   37,078,938.34   6.212
                           OWNOCC(89.87%),
                           INV(8.55%),
TOTAL:        7.90   0.37  SEC(1.58%)       7.029   638   37.45  76.17    0.16    6.38      948  206,720.58  195,971,113.39   6.066


STREAMLINED

                                                                                % OF
                                             WTD                                LOANS                                         WTD
             % 2-4                           AVG    WTD     WTD    WTD          WITH              AVERAGE                     AVG
             FAMILY          OCCUPANCY      GROSS   AVG     AVG    AVG  % 2-28  SILENT             LOAN        AGGREGATE     GROSS
PURPOSE       HOMES  % MH     STATUS        COUPON  FICO    DTI    LTV    IO    2NDS    # LOANS   BALANCE       BALANCE      MARGIN
-------       -----  ----     ------        ------  ----    ---    ---    --    ----    -------   -------       -------      ------
                           OwnOcc(98.00%),
                           Sec(1.64%),
Purchase      4.72   0.04  Inv(0.36%)       7.772   680   40.29  83.97    0.24   77.00    1,807  135,876.99  245,529,721.68   5.999
Refinance -                OwnOcc(97.85),
Cashout       4.89   0.21  Inv(2.15)        7.558   649   41.11  82.15    0.00   52.52      201  172,498.13   34,672,123.44   6.106
Refinance -
Rate Term     7.42   0.00  OwnOcc(100.00)   7.422   661   40.58  82.95    0.00   47.26       69  188,558.05   13,010,505.29   6.156
                           OWNOCC(98.07%),
                           SEC(1.37%),
TOTAL:        4.86   0.06  INV(0.56%)       7.731   675    40.4  83.71    0.20   72.78    2,077  141,171.09  293,212,350.41   6.018


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     COLLATERAL SUMMARY
--------------------------------------------------------------------------------


DOCUMENTATION TYPE (IO LOANS)

                                           % OF
                                           LOANS            WTD             %                           WTD    WTD
                         AVERAGE     WTD   WITH     WTD     AVG     WTD   STATED   % 2-4                AVG    AVG
                          LOAN       AVG   SILENT   AVG   COMBINED  AVG    WAGE    FAMILY  OCCUPANCY   GROSS   GROSS
DOCUMENTATION  # LOANS   BALANCE     DTI   2NDS     LTV     LTV     FICO  EARNERS  HOMES    STATUS     COUPON  MARGIN  % MH
-------------  -------   -------     ---   ----     ---     ---     ----  -------  -----    ------     ------  ------  ----
                                                                                           P(98.52%),
                                                                                           S(0.96%),
                                                                                           I(0.51%)
Full             216    299,285.13  38.08   70.29  81.97    95.71    681   81.52     3.98               6.090   5.380  0.00
                                                                                           P(95.89),
Limited           42    365,295.08  34.75   87.55  80.96    97.16    680   72.54     0.00  S(4.11)      6.064   5.377  0.00
                                                                                           P(93.28),
Full/Alt          19    342,356.78  32.14   59.90  82.08    93.41    668   49.85     0.00  I(6.72)      6.567   5.666  0.00
                                                                                           P(98.07),
Lite              20    323,246.60  35.74   58.07  84.20    95.48    683   71.75     4.33  S(1.93)      6.533   5.804  0.00
Streamlined        4    188,363.00  38.39   77.70  79.19    94.65    653   77.70     0.00  P(100.00)    7.190   6.085  0.00
Stated             1    308,496.76  36.00    0.00  90.00    90.00    627  100.00     0.00  P(100.00)    7.875   7.125  0.00
                                                                                           P(97.72%),
                                                                                           S(1.46%),
TOTAL:           302    311,323.31  36.96   71.38  81.97    95.75    680   77.22     3.03  I(0.82%)     6.164   5.440  0.00


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.